Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of March 1, 2021, by and between United States Basketball League, Inc., a Delaware corporation (the “Company”), and the subscribers listed on Schedule 1 hereto (the “Subscribers”).

WHEREAS the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase, common stock of the Company (the “Common Stock”) at $.10 per share. The Common Stock is referred to herein as the “Securities”;

WHEREAS, each of the Subscribers represent and warrant to the Company, with the intention that the Company rely thereon, that it is an “Accredited Investor” as indicated in Section 3(e) hereof, and each of the Subscribers hereby executes this Agreement in accordance with and subject to the terms and conditions set forth herein for the purpose of purchasing the Securities;

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1.       Closing. The initial “Closing Date” shall be when the Company has raised at least $150,000 but in no event later than on March 15, 2021.

2.       Common Stock. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each of the Subscribers shall purchase from the Company, and the Company shall sell to each of such Subscribers shares of Common Stock at $ .10 per share.

3.       Subscriber Representations and Warranties. Each of the Subscribers hereby represents and warrants to and agrees with the Company with respect only to such Subscriber that:

(a)       Organization and Standing of the Subscriber. Subscriber, to the extent applicable, is an individual or entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.

(b)       Authorization and Power. Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents (hereinafter defined) and to purchase the Common Stock being sold to it hereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Subscriber or its Board of Directors or stockholders, if applicable, is required. This Agreement and the other Transaction Documents have been duly authorized and executed and when delivered by Subscriber shall constitute valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with the terms thereof.

(c)       No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of Subscriber’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which Subscriber is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

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(d)       Information on Company. Subscriber has been furnished with or has had access to ask questions to management of the Company regarding its business plan. Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the "Other Written Information"), and considered all factors Subscriber deems material in deciding on the advisability of investing in the Securities.

(e)       Information on each Subscriber. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the Accredited Investor Questionnaire submitted to the Company by the Subscriber, in the form attached hereto as Exhibit A, is true and complete.

(f)       Communication of Offer. The offer to sell the Securities was directly communicated to Subscriber by the Company At no time was Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(g)       Transfer of Securities. Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

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4.       Company Representations and Warranties. Except as set forth in the Schedules, the Company represents and warrants to and agrees with each Subscriber that:

(a)       Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company taken as a whole.

(b)       Outstanding Stock. All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)       Authority; Enforceability. This Agreement, the Common Stock, and any other agreements delivered or required to be delivered together with or pursuant to this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)       Capitalization and Additional Issuances. The authorized capital stock of the Company is 100,000,000 shares and the outstanding capital stock of the Company as of the date of this Agreement and the Initial Closing Date (not including the Securities) is 3,552,502 shares of Common Stock. There are 1,105,627 shares of Preferred Stock outstanding.

(e)       Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(f)       Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

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(g)       Dilution. The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company.

(h)       Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

5.       Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

(a)       Use of Proceeds. The proceeds of the Offering will be substantially employed by the Company for working capital purposes.

(b)       Taxes. From the date of this Agreement, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(c)       Books and Records. From the date of this Agreement, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(d)        Intellectual Property. From the date of this Agreement, the Company shall maintain in full force and affect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(e)        Properties. From the date of this Agreement, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases and claims to which it is a party or under which it occupies or has rights to property if the breach of such provision could reasonably be expected to have a Material Adverse Effect. The Company will not abandon any of its assets except for those assets which have negligible or marginal value or for which it is prudent to do so under the circumstances.

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6.       Right of First Refusal. Should the Company receive a bona fide offer of capital or financing from any 3rd party, the Company must first offer such opportunity to the Holder to provide such capital or financing to the Company on the same terms as each respective 3rd party’s terms. Should the Holder be unwilling or unable to provide such capital or financing to the Company within five (5) days from receipt of written notice of the offer (the “Offer Notice”) from the Company, then the Company may obtain such capital or financing from that respective 3rd party upon the same terms and conditions offered by the Company to the Holder, which transaction must be completed within 30 days after the date of the Offer Notice. If the Company does not complete such transaction within such time period, then the Company must again offer the capital or financing opportunity to the Holder on the same terms, and the process detailed above shall be repeated.

7.       Miscellaneous.

(a)       Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

(b)       Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

(c)       Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by electronic transmission.

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(d)       Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Delaware or in the federal courts located in the state and county of Delaware. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personal jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(e)       Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(f)       Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(g)       Independent Nature of Subscribers.     The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

SIGNATURE PAGE FOLLOWS

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COMPANY SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Please acknowledge your acceptance of the foregoing Securities Purchase Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

UNITED STATES BASKETBALL LEAGUE, INC., a Delaware corporation

By:	/s/ Richard Meisenheimer
Richard Meisenheimer
President
March _____ 2021

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SCHEDULE 1

SUBSCRIBER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

SUBSCRIBER	PRINCIPAL AMOUNT	SHARES TO BE ISSUED (based on $ .10 per share)
Purchaser Name: Address: Phone: Email: Taxpayer ID# (if applicable): _________________________ (Signature) By:	$ 15,000	150,000

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SUBSCRIPTION AGREEMENT

This Subscription Agreement made this 1 day of March 2021 by and among United States Basketball League, Inc., a Delaware corporation (the “Company”) and EROP Enterprises, LLC (“Subscriber”), is executed in reliance upon the exemption from registration promulgated under Regulation D by the Securities and Exchange Commission (“SEC”), under the Securities Act of 1933, as amended. Capitalized terms used herein and not defined shall have the meanings given to them in Rule 506 and Regulation D.

This Agreement has been executed by the Subscriber in connection with the purchase of the Company’s Common Stock (the “Securities”) offered by the Company, as defined in the Securities Purchase Agreement executed by the Subscriber and the Company (“Purchase Agreement”). The Subscriber hereby represents and warrants to, and agrees with the Company that:

the securities offered hereby have not been and will not be registered with the united states securities and exchange commission or the securities commission of any state pursuant to an exemption from registration provided by section 4(2) of the securities act of 1933, as amended, and the rules and regulations promulgated thereunder, and rule 506 of the Regulation D promulgated thereunder.

1.     Agreement to Subscribe; Purchase Price.

a)	Subscription. The undersigned Subscriber hereby subscribes for 375,000 shares of common stock at a per share price of $ .10 for a total investment of $ 37,500.

b)	Acceptance of Subscription. The undersigned understands and acknowledges that (a) the Company has the unconditional right, exercisable in its sole and absolute discretion, to accept or reject this Agreement, in whole or in part, (b) subscriptions need not be accepted in the order received, (c) all subscriptions are subject to prior sale, withdrawal, modification or cancellation of the Offering by the Company, (d) no subscription shall be valid unless and until accepted by the Company, (e) this Agreement shall be deemed to be accepted by the Company only when it is signed by an authorized officer of the Company on behalf of the Company, and (f) notwithstanding anything in the Agreement to the contrary, the Company shall have no obligation to issue the Securities to any person to whom the issuance of the Securities would constitute a violation of the Securities Act of 1933 (the “1933 Act”), as amended, or any state securities laws.

2.     Subscriber’s Representations, Warranties and Covenants. The undersigned Subscriber represents and warrants to the Company as follows:

a)	The undersigned: (i) understands and acknowledges that the issuance of the Securities have not been registered under the 1933 Act, nor under the securities laws of any state, nor under the laws of any other country; (ii) recognizes that no public agency has passed upon the accuracy or adequacy of any information provided to the undersigned or the fairness of the terms of the Offering; and (iii) understands that this is a private company and the ability to resell your ownership may be difficult.
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b)	The undersigned is acquiring the Securities for his, her or its own account for long-term investment and not with a view towards resale, division or distribution thereof, and the undersigned does not presently have any reason to anticipate any change in his, her or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his, her or its sale or distribution of the shares and warrants. The undersigned is qualified to purchase the Securities under the laws of its jurisdiction of residence, and the offer and sale of the Securities will not violate the securities laws or other laws of such jurisdiction. No one other than the undersigned will have any beneficial interest in the Securities.

The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision, and does not require a purchaser representative in evaluating the merits and risks of an investment in the Securities, or has relied upon the advice of a purchaser representative.

c)	The undersigned recognizes that the investment herein is a speculative venture, involves a high degree of risk, and that the total amount of funds tendered to purchase the Securities is placed at the risk of the business and may be completely lost. The purchase of the Securities as an investment involves special risks.

d)	The undersigned realizes that the Securities may not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies. The undersigned’s overall commitment to investments which are not readily marketable is not disproportional to the undersigned’s net worth, and the undersigned’s acquisition of the Securities will not cause such overall commitment to become excessive.

e)	The undersigned has carefully considered and has, to the extent he, she or it believes such discussion necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for his, her or its particular tax and financial situation and that the undersigned and his, her or its advisors, if such advisor were deemed necessary, have determined that the Securities are a suitable investment for the undersigned.

f)	The undersigned (i) is a bona fide resident of the state or country set forth as his, her or its “residence address’ in this Agreement; or (ii) if a company, partnership, trust, or other form of business organization, it has its principal office within such State or country; or (iii) if a company, partnership, trust, or other form of business organization which was organized for the specific purpose of acquiring the Securities, all of its beneficial owners are residents of such State or country. The medical marijuana industry is in its infancy and is fragmented and highly competitive.

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Subscriber’s Indemnification. The undersigned understands the meaning and legal consequences of the representations, warranties and other agreements made by the undersigned herein, and that the Company is relying on such representations and warranties in making their determination to accept or reject this Agreement. The undersigned hereby agrees to indemnify and hold harmless the Company, and any agent, director, officer or employee thereof from and against any and all claim, loss, cost, expense, damage or liability (including, without limitation, attorney’s fees and court costs) due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained in this Agreement. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith; nothing in this Agreement shall constitute a waiver or limitation of any rights which the undersigned may have under applicable federal and state securities laws. If the undersigned is a Plan, this indemnification obligation in this Section 4 applies to the Plan’s sponsor.

3.     Miscellaneous Provisions.

a)	Captions and Headings. The Article and Section headings throughout this Agreement are for convenience of reference only and shall in no way be deemed to define, limit or add to any provision of this Agreement.

b)	Entire Agreement; Amendment. This Agreement states the entire agreement and understanding of the parties and shall supersede all prior agreements and understandings. No amendment of the Agreement shall be made without the express written consent of the parties.

c)	Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect any other provision hereof, which shall be construed in all respects as if such invalid or unenforceable provision were omitted.

4.     Signature and Confirmation. The agreements and representations made by the undersigned herein extend to and apply to all of the Securities now or hereafter purchased by the undersigned. The signature by the undersigned shall constitute a confirmation by the undersigned that all agreements, representations and warranties made herein shall be true and correct as of the date hereof. If the undersigned is a Plan, the signature of its sponsor represents the sponsor’s obligation to be bound by the provisions of Section 4 hereof.

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SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties have executed this Agreement the ___ day of March 2021.

	United States Basketball League, Inc., a Delaware corporation

	By:
		/s/ Richard Meisenheimer
		Richard Meisenheimer

Name(s) exactly as you wish your interest in the Company	“Subscriber(s)”
to be registered.	(1)
		(please print)

	(2)
		(please print)

Signatures.	(1)
		(Signature)

	(2)
		(Signature)

Primary Office.	(1)

Mailing Address (if different	(1)
from above).

Social Security or Tax	(1)
Identification Number	(2)

Name of Subscriber:

Email Address:
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